Exhibit 99.2

Second Quarter 2021 Supplemental Presentation July 28, 2021

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future ﬁnancial performance. Forward-looking statements by their nature address matters that are, to diﬀerent degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to diﬀer signiﬁcantly from what we expect. More information about factors that could aﬀect Morningstar’s business and ﬁnancial results are in our ﬁlings with the SEC, including our most recent 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP ﬁnancial measures including, but not limited to, organic revenue, adjusted operating income and free cash ﬂow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP ﬁnancial measures to the most directly comparable GAAP ﬁnancial measures is provided in the appendix to this presentation and in our ﬁlings with the SEC, including our most recent 8-K, 10-K and 10-Q.

Q2 2021 Financial Performance ($mil) $ 47.2 $61.3 21 20 $96.4 ＋26.7% –23.0% ＋21.3% 21 20 $415.4 $327.9 21 20 $79.5 $108.5 –1.9%*** 21 20 $110.6 Adjusted operating income excludes intangible amortization expense and all mergers and acquisitions (M&A)-related expenses from operating income. Free cash ﬂow is deﬁned as operating cash ﬂow less capital expenditures. Excluding $16.6 million of M&A-related earn-out payments (primarily Sustainalytics), free cash ﬂow would have grown by 13.1%. Operating Income Free Cash Flow** Revenue Adjusted Operating Income* * ** ***

Q2 2021 Revenue Walk *Organic revenue excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, and the eﬀect of foreign currency translations. 26.7% Reported Revenue Growth Impact of M&A and Currency 16.7% 10.0% Revenue by Type License-Based 13.3% Asset-Based 23.0% Transaction-Based 24.6% Organic Revenue Growth*

Quarterly Revenue Growth Trend ($mil) Bars represent reported revenue. Percentages represent YOY organic revenue growth, which is a non-GAAP measure. Revenue from DBRS Morningstar is excluded from the reporting of organic revenue growth between Q3 2019 and Q2 2020. 11.8% 10.7% 11.1% 10.5% 10.8% 10.1% 10.0% 10.6% 12.1% -2.5% 9.2% 8.6% 10.8% 18.0% -0.9% 1.3% 6.0% 5.8% 3.7% 5.6% -6.8% -15.2% -17.2% -46.3% 6.8% 0.7% 24.8% 8.3% 10.0% 10.2% 9.7% 11.6% 7.4% 8.0% 7.9% 13.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Transaction-Based Revenue Asset-Based Revenue License-Based Revenue Consolidated Organic Revenue Growth

Q2 2021 Revenue Drivers:  License-Based Revenue Growth ($mil) +25.4% Reported +13.3% Organic 21 20 License-Based Revenue Drivers: PitchBook (+42.3%), Morningstar Data (+7.6%), and Morningstar Direct (+7.2%) were the primary contributors to license-based organic revenue growth in Q2 2021. Sustainalytics beneﬁted from the expansion of ESG use cases and continued demand for second party opinions. Bars represent reported revenue. Organic revenue growth is a non-GAAP measure and excludes the contribution of Sustainalytics and foreign currency translations. $221.1 $277.2

License-Based Quarterly Trends PitchBook ($mil) 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 MorningstarDirect Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 MorningstarDirect Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Direct ($mil)

License-Based Quarterly Trends Advisor Workstation ($mil) -4.3% -1.7% 3.2% -2.4% -1.3% -1.7% 3.2% 3.9% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Advisor Workstation Revenue YOY Organic Revenue Growth Morningstar Data ($mil) 8.7% 8.6% 9.5% 8.9% 8.7% 8.6% 9.5% 10.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Data Revenue YOY Organic Revenue Growth

Q2 2021 Revenue Drivers: Asset-Based Revenue Growth ($mil) Bars represent reported revenue. Organic revenue growth is a non-GAAP measure. Asset-Based Revenue Drivers: Workplace Solutions (+29.4%) and Morningstar Indexes (+59.5%) delivered robust contributions to asset-based organic revenue growth in Q2 2021. Investment Management (+10.6%) grew organically as strong ﬂows and market performance more than oﬀset previously-disclosed client losses. + 25.1% Reported + 23.0% Organic 21 20 $51.8 $64.8

Asset-Based Quarterly Trends: Investment Management ($bil) Investment Management Q2 2021 AUM/A: Investment Management assets increased 5.3% year over year in aggregate, primarily driven by market performance in Morningstar Managed Portfolios. The drop from Q4 2019 to Q1 2020 in Managed Portfolios—Non-Wholesale is related to the previously disclosed change in fee arrangement and subsequent client loss. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Nonwholesale** Managed Portfolios - Wholesale* Managed Portfolios – Wholesale: Through our distribution sales team, we oﬀer investment strategies and services directly to ﬁnancial advisors in bank, broker/dealer who have a corporate RIA, insurance and RIA channels that oﬀer our investment strategies and services to their clients (the end investor). This remains our strategic focus. Managed Portfolios – Non-Wholesale: We sell services directly to ﬁnancial institutions such as broker dealers, discount brokers, and wirehouses. Our distribution sales team is not involved with the advisers of these ﬁrms. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* * **

Asset-Based Quarterly Trends: Workplace Solutions ($bil) Workplace Solutions Q2 2021 AUM/A: Workplace Solutions Assets grew 27.2% year over year, driven by market performance and further penetration of our Managed Accounts oﬀerings. Within Managed Accounts, Morningstar Retirement Manager was the primary driver of growth in Q2 2021. Custom Models/CIT oﬀer customized investment lineups for clients based on plan participant demographics or other speciﬁc factors. Managed Accounts includes Retirement Manager and Advisor Managed Accounts. Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts * ** *** * ** ***

Q2 2021 Revenue Drivers: Transaction-Based Revenue Growth ($mil) Bars represent reported revenue. Organic revenue growth is a non-GAAP measure. Transaction-Based Revenue Drivers: DBRS Morningstar’s organic revenue growth (+22.3%) stemmed primarily from a recovery in the structured credit markets relative to the prior-year period, which oﬀset lower year-over-year issuance in Canadian corporates. Morningstar.com also attracted signiﬁcantly higher year-over-year ad spend. + 33.5% Reported + 24.6% Organic 21 20 $55.0 $73.4

Quarterly Transaction-Based Trends: DBRS Morningstar Revenue Growth by Geography ($mil) 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA DBRS Morningstar Q2 Revenue Drivers: DBRS Morningstar experienced robust growth in U.S. and Europe in constant currency terms. Revenue grew 17.3% year over year in EMEA, driven primarily by higher issuance in structured ﬁnance and improving spreads. After record performance throughout 2020, the 13.6% decline in Canada was primarily driven by lower year- over-year issuance of corporates relative to Q2 2020. Growth of 64.7% in the U.S. primarily driven by recovery in CMBS and ABS versus pandemic-driven impacts in Q2 2020. 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA Bars represent reported revenue. Percentages represent organic revenue growth. 5.1% -16.6% 17.6% 64.7% 16.5% 32.9% 22.4% -13.6% -1.0% 3.3% 41.6% 17.3% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 EMEA Canada USA

Quarterly Transaction-Based Trends: DBRS Morningstar Revenue by Asset Class ($mil) DBRS Morningstar Q2 2021 Revenue Drivers: Category mix in Q2 2021 was 65% Structured Finance vs 35% Fundamental Ratings. Canadian corporate issuance slowed after a particularly strong 2020, but demand picked up in the U.S. middle market. Recovery in structured credit markets was the primary driver of revenue growth in the quarter, led by higher CMBS and ABS issuance globally, with RMBS showing strength in the U.S. Recurring revenue represented 36.2% of consolidated total. Fundamental Ratings (Corporate, Financial Institutions, Sovereign) & Other Structured Finance (Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities). $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Fundamental Ratings Structured Finance Ratings $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Fundamental Ratings Structured Finance Ratings * ** * **

Q2 2021 Operating Margins Adjusted Operating Margin Operating  Margin 21 20 ＋11.4% ＋23.2% 21 20 Adjusted operating margin is a non-GAAP ﬁnancial measure. ＋18.7% ＋24.3% Operating Margin Drivers: Higher revenue across product areas with leverage in asset-based and transaction-based areas. Expense growth driven by higher compensation and beneﬁts, commissions, advertising and marketing costs, software licenses, and higher bonus accruals. Travel and conference costs began to normalize in Q2 2021 as pandemic-related restrictions eased in certain geographies. YOY decline in adjusted operating margin in Q2 2021 primarily due to higher bonus accruals related to strong YTD business performance.

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP ﬁnancial measure. 19.1% 18.5% 15.8% 11.9% 13.7% 18.7% 12.4% 17.1% 17.1% 21.1% 21.0% 20.4% 17.1% 18.9% 24.3% 25.6% 22.3% 23.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Operating Margin Adjusted Operating Margin

Q2 2021 Cash Flow* and Capital Allocation ($mil) 2 ($mil) Debt Repayment 30.0 CapEx 18.7 Dividends 13.5 Equity Method Investments 9.3 Q2 21 Q2 21 $127.2 $108.5 Operating Cash Flow Free Cash Flow Capital Allocation *Excluding $16.6 million of M&A-related earn-out payments (primarily Sustainalytics), operating cash and free cash ﬂow would have been $143.8 million and $125.1 million, respectively.

Appendix

Sustainalytics Acquisition ($mil) These represent non-cash charges recorded in the quarter related to the Tranche II and III payments. The fair value of the contingent consideration liability across the presented time periods is impacted by the payment of Tranche II and foreign currency translations, and not by adjustments to key assumptions used in our fair value estimates. Fluctuations in accrued compensation across the periods presented represent updated assumptions about the Tranche II and III payments and FX impacts. The following tables provide additional detail on how the Sustainalytics acquisition is reﬂected in our ﬁnancial statements. The acquisition of Sustainalytics closed on July 2, 2020 and was structured with an initial cash payment (Tranche I) at closing and two subsequent cash payments due on June 30, 2021 and 2022, respectively, determined based on a multiple of Sustainalytics’ revenues for 2020 and 2021 (Tranche II and III). At closing, we recorded estimates for the Tranche II and III payments, which were split between contingent purchase consideration and compensation expense. Subsequent to the acquisition date, our ﬁnancial statements reﬂect changes in the contingent consideration and compensation accrual balances driven by the Tranche II payment and updated estimates for the Tranche III payment due in 2022. * ** ***

Reconciliation from Reported to Organic Revenue Growth License-based revenue grew 9.9% in Q3 2019 when excluding a $10.5 million non-recurring revenue beneﬁt from prior period results. DBRS Morningstar is excluded from the reporting of organic revenue growth between Q3 2019 and Q2 2020. * ** **

Reconciliation from Reported to Organic Revenue Growth

Reconciliation from Reported to Organic Revenue Growth

Reconciliation from Consolidated Operating Income to Adjusted Operating Income ($mil)

Reconciliation from Cash Provided by Operating Activities to Free Cash Flow ($mil) *Excluding $16.6 million of M&A-related earn-out payments (primarily Sustainalytics), operating cash and free cash flow would have grown by 12.7% and 13.1%, respectively. *

Reconciliation from Operating to Adjusted Operating Margin